Exhibit 99.1

Kennedy-Wilson Holdings, Inc.
Third Quarter 2013
Earnings Release and Supplemental Financial Information

Premiere Ichibancho Tokyo	The Ritz Carlton, Lake Tahoe Lake Tahoe	State Street Building Dublin

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Supplemental Financial Information
For the Quarter Ended September 30, 2013

Note about Non-GAAP financial information included in this presentation
In addition to the results reported in accordance with U.S. generally accepted accounting principles ("GAAP") included within this presentation, Kennedy-Wilson Holdings, Inc. ("Kennedy Wilson") has provided certain information, which includes non-GAAP financial measures (pro forma consolidated statements of operations, EBITDA, earnings before interest, taxes, depreciation, amortization and stock-based compensation ("Adjusted EBITDA"), net income attributable to common shareholders, adjusted for depreciation, amortization and stock-based compensation expense ("Adjusted Net Income"), and Basic Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders Per Share). Such information is reconciled to its closest GAAP measure in accordance with the rules of the Securities and Exchange Commission and is included within this presentation. Management believes that these non-GAAP financial measures are useful to both management and Kennedy Wilson's shareholders in their analysis of the business and operating performance of Kennedy Wilson. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Common Definitions
Kennedy Wilson refers to its net investment account and gross investment account throughout this release. Kennedy Wilson's equity in real estate, joint ventures, acquired in-place leases and loan investments, net of depreciation and amortization comprises the "net investment account," the "gross investment account" is the net investment account presented before accumulated depreciation and amortization.

Contact:    Christina Cha
Vice President of Corporate Communication
Kennedy Wilson
(310) 887-6294                                9701 Wilshire Blvd. Suite 700
ccha@kennedywilson.com                            Beverly Hills, CA 90212
www.kennedywilson.com

NEWS RELEASE

KENNEDY WILSON REPORTS THIRD QUARTER 2013 EARNINGS
Adjusted EBITDA increases 142% from same period of last year

BEVERLY HILLS, CA. (November 5, 2013) - Kennedy-Wilson Holdings, Inc. (NYSE: KW), an international real estate investment and services company, today reported third quarter 2013 Adjusted EBITDA of $42.3 million, a 142% increase from $17.5 million for the same period in 2012. For the nine months ended September 30, 2013, Adjusted EBITDA was $111.3 million, a 101% increase from $55.5 million for the same period in 2012.

Adjusted Net Income for the third quarter 2013 was $14.4 million or $0.20 per basic share compared to Adjusted Net Income of $2.8 million for the same period in 2012, or $0.05 per basic share. U.S. GAAP net loss attributable to common shareholders for the third quarter 2013 was $4.1 million, or $0.06 per basic and diluted share, compared to a loss of $6.2 million, or $0.11 per basic and diluted share, for the same period in 2012.

"Kennedy Wilson and its equity partners acquired $1 billion of real estate investments this quarter and we raised approximately $120 million in equity further strengthening our balance sheet," said William McMorrow, chairman and CEO of Kennedy Wilson. "We continue to focus on sourcing attractive investment opportunities, improving the operating performance of our properties, and executing on select asset realizations."

Kennedy Wilson Recent Highlights

Investments business
Investment account

•
As of September 30, 2013, our gross investment account was $1.1 billion, compared to $908.9 million as of December 31, 2012. The net investment account was $1.0 billion as of September 30, 2013 compared to $837.6 million at December 31, 2012, after accumulated depreciation and amortization of $114.6 million and $71.3 million, respectively. The change in the net investment account was comprised of $387.1 million of cash contributed to and income earned on investments offset by $209.3 million of cash distributed from investments. During the nine months ended September 30, 2013, the Company and its equity partners received approximately $940 million in distributions from their investments.

•
As of September 30, 2013, the Company and its equity partners owned 22.9 million rentable square feet of real estate, including investments in 16,511 apartment units and 79 commercial properties. Additionally, as of September 30, 2013, the Company and its equity partners owned in excess of $1.6 billion in unpaid principal balance of loans secured by real estate.

Operating metrics

•	During the nine months ended September 30, 2013, our investments business achieved an EBITDA of $99.5 million, a 111% increase from $47.2 million for the same period in 2012.

•
During the nine months ended September 30, 2013, based on our investments in 11,755 same property multifamily units, rental revenues increased 5%, net operating income increased 7% and occupancy increased 1% at the property level from the same period in 2012. In addition, based on our investments in 2.8 million square feet of same property commercial real estate, rental revenues increased 15%, net operating income increased 18% and occupancy increased 4% at the property level from the same period in 2012.

Acquisition/disposition program

•
From January 1, 2010 through September 30, 2013, the Company and its equity partners acquired approximately $10.6 billion of real estate related investments (including unpaid principal balance of loan purchases). During the nine months ended September 30, 2013, the Company and its equity partners acquired $2.6 billion of real estate related investments, in which the Company invested $368.5 million of equity. Our investments were directed 71% to the United Kingdom and Ireland and 29% to the Western U.S.

•
During the fourth quarter of 2012, the Company and one of its equity partners acquired the mortgage on The Rock, a premier retail, residential and entertainment center in Manchester, United Kingdom. During the third quarter, the Company and its equity partner converted their mortgage note to a 100% equity ownership in the property resulting in a $28.8 million acquisition related gain. The Company's portion of the gain was $14.4 million and was recognized in equity in joint venture income.

•
During the nine months ended September 30, 2013, the Company and its equity partners sold a total of $177.4 million of real estate, which resulted in a gain of $41.3 million, of which our share was $13.2 million ($29.9 million of our equity invested) including nine commercial buildings, two multifamily properties and 52 condos.

Property level debt financing

•
As of September 30, 2013, the Company and its equity partners had approximately $3.2 billion of property level debt with a weighted average interest rate of 5.1% and a weighted average maturity of 6.1 years.

•	As of September 30, 2013 the Company and its equity partners property level debt was 54% at fixed interest rates, 31% floating with interest rate caps and 15% at floating interest rates.
Key investment updates
UK Loan Pool

•	Our book equity in this investment is $11.4 million; we own 12.5% before carried interest.

•
In December 2011, the Company and its equity partners acquired a loan pool secured by real estate located in the United Kingdom with an unpaid principal balance of $2.1 billion. As of September 30, 2013, the unpaid principal balance was $189.1 million due to loan resolutions of approximately $1.9 billion, representing approximately 91% of the pool. During the nine months ended September 30, 2013, the Company received $53.4 million in distributions related to resolutions.

Japan multifamily

•	Our book equity in this investment is $72.2 million; we own 40.9% before carried interest.

•	We maintained 96% occupancy in 50 apartment buildings as of September 30, 2013 with a total of 2,410 units.

•	Since Fairfax Financial became our partner in the Japanese multifamily portfolio in September 2010, we have distributed a total of $104.4 million, of which our share was $49.1 million.
Services business

•	Management and leasing fees and commissions increased by 52% to $54.0 million for the nine months ended September 30, 2013, from $35.5 million for the same period in 2012.

•	During the nine months ended September 30, 2013, our services business achieved an EBITDA of $22.6 million, a 102% increase from $11.2 million for the same period in 2012.
Corporate financing

•
In September 2013, the Company issued and sold 6.9 million shares of common stock primarily to institutional investors, resulting in gross proceeds of $127.7 million. A portion of the proceeds were used to pay off the outstanding balance on our line of credit.

•	In September 2013, the Company increased the availability on its line of credit to $140.0 million from $100.0 million and extended the line's maturity to October 1, 2016.
Subsequent events

•
In October 2013, Meyers Research, a wholly owned subsidiary, launched Zonda, a mobile application designed to provide market insight for the homebuilding industry by combining interactive tools and real-time data on approximately 300 metrics impacting housing.

Conference Call and Webcast Details
The Company will hold a live conference call and webcast to discuss results at 7:00 a.m. PT/ 10:00 a.m. ET on Wednesday, November 6.
The direct dial-in number for the conference call is (888) 895-5479 for U.S. callers and (847) 619-6250 for international callers. The confirmation number for the live call is 35911843.
A replay of the call will be available for one week beginning two hours after the live call and can be accessed by (888) 843-7419 for U.S. callers and (630) 652-3042 for international callers. The passcode for the replay is 35911843#.
The webcast will be available at: http://edge.media-server.com/m/p/68ekhgu8/lan/en. A replay of the webcast will be available two hours after the original webcast on the Company’s investor relations web site for one year.
About Kennedy Wilson
Founded in 1977, Kennedy Wilson is an international real estate investment and services company headquartered in Beverly Hills, CA with 24 offices in the U.S., U.K., Ireland, Spain and Japan. The Company offers a comprehensive array of real estate services including auction, conventional sales, property services, research and investment management. Through its fund management and separate account businesses, Kennedy Wilson is a strategic investor of real estate investments in the U.S., U.K., Ireland and Japan. For further information on Kennedy Wilson, please visit www.kennedywilson.com.

Forward-Looking Statements
Statements made by us in this report and in other reports and statements released by us that are not historical facts constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21 of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as "believe," "anticipate," "estimate," "intend," "could," "plan," "expect," "project" or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. These statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results, to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the factors and the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the "SEC"), including the Item 1A. "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2012, as amended by our subsequent filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

Non-GAAP Financial Information
In addition to the results reported in accordance with U.S. generally accepted accounting principles (GAAP) included within this press release, Kennedy Wilson has provided certain information, which includes non-GAAP financial measures (Pro Forma Statements of Operations, Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders, Basic Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders Per Share, EBITDA and Adjusted EBITDA). Additionally, there are certain revenue and expense line items in our pro forma consolidated statements of operations or income that would otherwise be classified as discontinued operations on a GAAP statement. Such information is reconciled to its closest GAAP measure in accordance with the SEC rules and is included in the attached supplemental tables. Management believes that these non-GAAP financial measures are useful to both management and the Company's shareholders in their analysis of the business and operating performance of the Company. Management also uses this information for operational planning and decision-making purposes. Non-GAAP financial measures are not and should not be considered a substitute for any GAAP measures. Additionally, non-GAAP financial measures as presented by Kennedy Wilson may not be comparable to similarly titled measures reported by other companies.

Tables Follow

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Consolidated Balance Sheets
(Unaudited)

	September 30, 2013	December 31, 2012
Assets
Cash and cash equivalents	$181,371,000	$120,855,000
Short term investments	—	10,000,000
Accounts receivable	6,051,000	3,647,000
Accounts receivable - related parties	31,433,000	22,393,000
Notes receivable	22,444,000	136,607,000
Notes receivable - related parties	5,785,000	—
Real estate, net of accumulated depreciation	518,047,000	289,449,000
Investments in joint ventures	742,221,000	543,193,000
Investments in loan pool participations	58,774,000	95,601,000
Other assets	51,103,000	38,079,000
Goodwill	23,965,000	23,965,000
Total assets	$1,641,194,000	$1,283,789,000

Liabilities
Accounts payable	$1,735,000	$1,762,000
Accrued expenses and other liabilities	37,220,000	29,417,000
Accrued salaries and benefits	20,081,000	24,981,000
Deferred tax liability	16,937,000	22,671,000
Mortgage loans and notes payable	340,366,000	236,538,000
Senior notes payable	409,196,000	409,640,000
Junior subordinated debentures	40,000,000	40,000,000
Total liabilities	865,535,000	765,009,000
Equity
Cumulative Preferred stock:
6.00% Series A, 100,000 shares	—	—
6.45% Series B, 32,550 shares	—	—
Common stock	8,000	6,000
Additional paid-in capital	792,449,000	512,835,000
Accumulated deficit	(32,049,000)	(5,910,000)
Accumulated other comprehensive income	5,553,000	12,569,000
Shares held in treasury	—	(9,856,000)
Total Kennedy-Wilson Holdings, Inc. stockholders’ equity	765,961,000	509,644,000
Noncontrolling interests	9,698,000	9,136,000
Total equity	775,659,000	518,780,000
Total liabilities and equity	$1,641,194,000	$1,283,789,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Revenue
Management and leasing fees	$4,462,000	$4,015,000	$13,925,000	$11,272,000
Management and leasing fees - related parties	10,649,000	6,320,000	27,962,000	18,036,000
Commissions	836,000	1,477,000	2,296,000	3,513,000
Commissions - related parties	5,025,000	668,000	9,865,000	2,652,000
Sale of real estate	1,546,000	1,275,000	10,060,000	1,275,000
Rental and other income	10,690,000	1,485,000	27,452,000	4,432,000
Total revenue	33,208,000	15,240,000	91,560,000	41,180,000
Operating expenses
Commission and marketing expenses	1,011,000	1,371,000	2,845,000	3,676,000
Compensation and related expenses	20,956,000	11,364,000	52,840,000	30,658,000
Cost of real estate sold	883,000	1,275,000	7,885,000	1,275,000
General and administrative	5,760,000	5,014,000	17,574,000	13,571,000
Depreciation and amortization	4,531,000	989,000	12,003,000	2,903,000
Rental operating expenses	4,167,000	847,000	11,852,000	2,638,000
Total operating expenses	37,308,000	20,860,000	104,999,000	54,721,000
Equity in joint venture income	9,379,000	1,848,000	20,955,000	12,472,000
Interest income from loan pool participations and notes receivable	3,983,000	3,712,000	10,209,000	7,126,000
Operating income (loss)	9,262,000	(60,000)	17,725,000	6,057,000
Non-operating income (expense)
Interest income	205,000	179,000	444,000	2,503,000
Acquisition-related gain	1,668,000	—	11,127,000	—
Acquisition-related expenses	—	—	(510,000)	—
Gain on sale of marketable securities	—	—	—	2,931,000
Interest expense	(13,141,000)	(6,755,000)	(37,104,000)	(19,979,000)
Other	—	(6,000)	—	(80,000)
Loss from continuing operations before benefit from income taxes	(2,006,000)	(6,642,000)	(8,318,000)	(8,568,000)
(Provision for) benefit from income taxes	(726,000)	2,500,000	1,446,000	5,121,000
Loss from continuing operations	(2,732,000)	(4,142,000)	(6,872,000)	(3,447,000)
Discontinued Operations
(Loss) income from discontinued operations, net of income taxes	(291,000)	—	(294,000)	2,000
Gain (loss) from sale of real estate, net of income taxes	338,000	—	555,000	(212,000)
Net loss	(2,685,000)	(4,142,000)	(6,611,000)	(3,657,000)
Net loss (income) attributable to the noncontrolling interests	652,000	(64,000)	2,550,000	(2,990,000)
Net loss attributable to Kennedy-Wilson Holdings, Inc.	(2,033,000)	(4,206,000)	(4,061,000)	(6,647,000)
Preferred stock dividends and accretion of issuance costs	(2,036,000)	(2,036,000)	(6,108,000)	(6,108,000)
Net loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(4,069,000)	$(6,242,000)	$(10,169,000)	$(12,755,000)
Basic and diluted earnings per share
Earnings (loss) per basic and diluted share - continuing operations	$(0.06)	$(0.11)	$(0.15)	$(0.23)
Earnings (loss) per basic and diluted share - discontinued	—	—	—	—
Earnings (loss) per share - basic and diluted(a)	$(0.06)	$(0.11)	$(0.15)	$(0.24)
Weighted average shares outstanding for basic and diluted	72,643,080	58,043,357	68,486,876	53,551,708
Dividends declared per common share	$0.07	$0.05	$0.21	$0.15
————————————————
(a) EPS amounts may not add due to rounding

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Adjusted Net Income Attributable to Kennedy Wilson Common Shareholders
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net loss attributable to Kennedy-Wilson Holdings, Inc. common shareholders	$(4,069,000)	$(6,242,000)	$(10,169,000)	$(12,755,000)
Non-GAAP adjustments:
Add back:
Depreciation and amortization	4,531,000	989,000	12,003,000	2,903,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	11,871,000	5,085,000	31,348,000	12,985,000
Stock-based compensation	2,035,000	2,922,000	5,466,000	5,000,000
Adjusted Net Income Attributable to Kennedy-Wilson Holdings, Inc. Common Shareholders	$14,368,000	$2,754,000	$38,648,000	$8,133,000
Basic weighted average number of common shares outstanding	72,643,080	58,043,357	68,486,876	53,551,708
Basic Adjusted Net Income Attributable to Kennedy-Wilson Holdings, Inc. Common Shareholders Per Share	$0.20	$0.05	$0.56	$0.15

Kennedy-Wilson Holdings, Inc. and Subsidiaries
EBITDA and Adjusted EBITDA
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
Net loss	$(2,685,000)	$(4,142,000)	$(6,611,000)	$(3,657,000)
Non-GAAP adjustments:
Add back:
Interest expense	13,141,000	6,755,000	37,104,000	19,979,000
Kennedy Wilson's share of interest expense included in investment in joint ventures and loan pool participations	12,688,000	8,364,000	33,405,000	23,364,000
Depreciation and amortization	4,531,000	989,000	12,003,000	2,903,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	11,871,000	5,085,000	31,348,000	12,985,000
Provision for (benefit from) income taxes	726,000	(2,500,000)	(1,446,000)	(5,121,000)
EBITDA	40,272,000	14,551,000	105,803,000	50,453,000
Stock-based compensation	2,035,000	2,922,000	5,466,000	5,000,000
Adjusted EBITDA	$42,307,000	$17,473,000	$111,269,000	$55,453,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Capitalization Summary
(Unaudited)

	September 30, 2013	December 31, 2012
Market Data
Common stock price per share	$18.56	$13.98
Common stock and convertible preferred stock:
Basic shares outstanding (1)	81,389,879	63,772,598
Series A mandatory convertible preferred (2)	8,058,018	8,058,018
Series B mandatory convertible preferred (3)	3,042,056	3,042,056
Total common stock and convertible preferred stock	92,489,953	74,872,672

Equity Market Capitalization	$1,716,613,528	$1,046,719,955

Corporate Debt (4)
Senior notes payable	405,000,000	405,000,000
Junior subordinated debentures	40,000,000	40,000,000
Total debt	445,000,000	445,000,000
Noncontrolling interest	9,698,000	9,136,000
Total Capitalization	2,171,311,528	1,500,855,955
Less: cash and cash equivalents and short term investments	(181,371,000)	(130,855,000)
Total Enterprise Value	$1,989,940,528	$1,370,000,955
Warrants outstanding (5)	5,018,093	5,822,744

(1) Basic share count and common stock price per share as of September 30, 2013 and December 31, 2012, respectively
(2) $100 million of Series A mandatory convertible preferred with a mandatory conversion date of May 19, 2015 and a conversion rate of $12.41 per share.
(3) $32.5 million of Series B mandatory convertible preferred with a mandatory conversion date of November 3, 2018 and a conversion rate of $10.70 per share.
(4) Excludes $340.4 million and $236.5 million of consolidated property level debt at September 30, 2013 and December 31, 2012, respectively.
(5) The warrants carry an exercise price of $12.50 and expire on November 14, 2014.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations (Non-GAAP)
(Unaudited)

The following statement of operations represents the sum of Kennedy Wilson's consolidated operations and a pro rata portion of Kennedy Wilson's unconsolidated investments:

	Three months ended September 30,
	2013			2012
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$15,111,000	$—	$15,111,000	$10,335,000	$—	$10,335,000
Commissions	5,861,000	—	5,861,000	2,145,000	—	2,145,000
Sale of real estate	1,546,000	34,686,000	36,232,000	1,275,000	—	1,275,000
Rental and other income	10,690,000	35,945,000	46,635,000	1,485,000	20,572,000	22,057,000
Interest income	—	4,387,000	4,387,000	—	4,549,000	4,549,000
Total revenue	33,208,000	75,018,000	108,226,000	15,240,000	25,121,000	40,361,000
Operating expenses
Commission and marketing expenses	1,011,000	—	1,011,000	1,371,000	—	1,371,000
Compensation and related expenses	20,956,000	134,000	21,090,000	11,364,000	198,000	11,562,000
Cost of real estate sold	883,000	26,493,000	27,376,000	1,275,000	—	1,275,000
General and administrative	5,760,000	692,000	6,452,000	5,014,000	229,000	5,243,000
Depreciation and amortization	4,531,000	11,871,000	16,402,000	989,000	5,085,000	6,074,000
Rental operating expenses	4,167,000	14,868,000	19,035,000	847,000	7,055,000	7,902,000
Total operating expenses	37,308,000	54,058,000	91,366,000	20,860,000	12,567,000	33,427,000
Equity in joint venture income	9,379,000	(9,379,000)	—	1,848,000	(1,848,000)	—
Interest income from loan pool participations and notes receivable	3,983,000	(3,983,000)	—	3,712,000	(3,712,000)	—
Operating income (expense)	9,262,000	7,598,000	16,860,000	(60,000)	6,994,000	6,934,000
Non-operating income (expense)
Interest income	205,000	(205,000)	—	179,000	(179,000)	—
Gain on sale of interest in joint venture investments	—	—	—	—	2,352,000	2,352,000
Acquisition-related gain	1,668,000	14,679,000	16,347,000	—	—	—
Acquisition-related expenses	—	(9,207,000)	(9,207,000)	—	(440,000)	(440,000)
Interest expense	(13,141,000)	(12,688,000)	(25,829,000)	(6,755,000)	(8,364,000)	(15,119,000)
Other	—	(177,000)	(177,000)	(6,000)	(363,000)	(369,000)
Loss before benefit from income taxes	(2,006,000)	—	(2,006,000)	(6,642,000)	—	(6,642,000)
(Provision for) benefit from income taxes	(726,000)	—	(726,000)	2,500,000	—	2,500,000
Net loss from continuing operations	$(2,732,000)	$—	$(2,732,000)	$(4,142,000)	$—	$(4,142,000)
Discontinued Operations
Loss from discontinued operations, net of income taxes	(291,000)	—	(291,000)	—	—	—
Loss from sale of real estate	338,000	—	338,000	—	—	—
Net loss from continuing operations	$(2,685,000)	$—	$(2,685,000)	$(4,142,000)	$—	$(4,142,000)

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Pro Forma Consolidated Statements of Operations (Non-GAAP)
(Unaudited)

The following statement of operations represents the sum of Kennedy Wilson's consolidated operations and a pro rata portion of Kennedy Wilson's unconsolidated investments:

	Nine months ended September 30,
	2013			2012
	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total	Consolidated	Pro Rata Unconsolidated Investments	Pro Forma Total
Revenue
Management and leasing fees	$41,887,000	$—	$41,887,000	$29,308,000	$—	$29,308,000
Commissions	12,161,000	—	12,161,000	6,165,000	—	6,165,000
Sale of real estate	10,060,000	45,889,000	55,949,000	1,275,000	58,800,000	60,075,000
Rental and other income	27,452,000	95,002,000	122,454,000	4,432,000	54,496,000	58,928,000
Interest income	—	15,398,000	15,398,000	—	12,687,000	12,687,000
Total revenue	91,560,000	156,289,000	247,849,000	41,180,000	125,983,000	167,163,000
Operating expenses
Commission and marketing expenses	2,845,000	—	2,845,000	3,676,000	—	3,676,000
Compensation and related expenses	52,840,000	589,000	53,429,000	30,658,000	698,000	31,356,000
Cost of real estate sold	7,885,000	34,851,000	42,736,000	1,275,000	50,100,000	51,375,000
General and administrative	17,574,000	1,124,000	18,698,000	13,571,000	529,000	14,100,000
Depreciation and amortization	12,003,000	31,348,000	43,351,000	2,903,000	12,985,000	15,888,000
Rental operating expenses	11,852,000	40,060,000	51,912,000	2,638,000	18,855,000	21,493,000
Total operating expenses	104,999,000	107,972,000	212,971,000	54,721,000	83,167,000	137,888,000
Equity in joint venture income	20,955,000	(20,955,000)	—	12,472,000	(12,472,000)	—
Interest income from loan pool participations and notes receivable	10,209,000	(10,209,000)	—	7,126,000	(7,126,000)	—
Operating income	17,725,000	17,153,000	34,878,000	6,057,000	23,218,000	29,275,000
Non-operating income (expense)
Interest income	444,000	(444,000)	—	2,503,000	(2,503,000)	—
Carried interest on realized investment	—	—	—	—	2,400,000	2,400,000
Gain on sale of interest in joint venture investment	—	—	—	—	2,352,000	2,352,000
Acquisition-related gain	11,127,000	29,723,000	40,850,000	—	—	—
Acquisition-related expenses	(510,000)	(12,001,000)	(12,511,000)	—	(1,246,000)	(1,246,000)
Gain on sale of marketable securities	—	—	—	2,931,000	—	2,931,000
Interest expense	(37,104,000)	(33,405,000)	(70,509,000)	(19,979,000)	(23,364,000)	(43,343,000)
Other	—	(1,026,000)	(1,026,000)	(80,000)	(857,000)	(937,000)
Loss before benefit from income taxes	(8,318,000)	—	(8,318,000)	(8,568,000)	—	(8,568,000)
Benefit from income taxes	1,446,000	—	1,446,000	5,121,000	—	5,121,000
Loss from continuing operations	$(6,872,000)	$—	$(6,872,000)	$(3,447,000)	$—	$(3,447,000)
Discontinued Operations
(Loss) income from discontinued operations, net of income taxes	(294,000)	—	(294,000)	2,000	—	2,000
Gain (loss) from sale of real estate	555,000	—	555,000	(212,000)	—	(212,000)
Net loss from continuing operations	$(6,611,000)	$—	$(6,611,000)	$(3,657,000)	$—	$(3,657,000)

Kennedy-Wilson Holdings, Inc. and Subsidiaries
EBITDA by Segment
(Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Investments
Rental income and sale of real estate	$12,236,000	$2,760,000	$37,512,000	$5,707,000
Operating expenses (including cost of real estate sold)	(17,891,000)	(10,184,000)	(56,085,000)	(22,008,000)
Equity in joint venture income	9,379,000	1,848,000	20,955,000	12,472,000
Income from loan pool participations and notes receivable	3,983,000	3,712,000	10,209,000	7,126,000
Operating income (expense)	7,707,000	(1,864,000)	12,591,000	3,297,000
Acquisition-related gain	1,668,000	—	11,127,000	—
Acquisition-related expenses	—	—	(510,000)	—
Gain on sale of marketable securities	—	—	—	2,931,000
Other	—	(6,000)	—	(80,000)
Interest income - related party	136,000	139,000	208,000	2,408,000
Interest expense	(2,876,000)	(160,000)	(7,435,000)	(477,000)
Income (loss) from continuing operations	6,635,000	(1,891,000)	15,981,000	8,079,000
(Loss) income from discontinued operations, net of income taxes	(291,000)	—	(294,000)	2,000
Gain (loss) from sale of real estate, net of income taxes	338,000	—	555,000	(212,000)
Net income (loss)	6,682,000	(1,891,000)	16,242,000	7,869,000
Add back:
Interest expense	2,876,000	160,000	7,435,000	477,000
Kennedy Wilson's share of interest expense included investment in joint ventures and loan pool participation	12,688,000	8,364,000	33,405,000	23,364,000
Depreciation and amortization	4,153,000	856,000	11,084,000	2,538,000
Kennedy Wilson's share of depreciation and amortization included in investment in joint ventures	11,871,000	5,085,000	31,348,000	12,985,000
EBITDA	$38,270,000	$12,574,000	$99,514,000	$47,233,000

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Services
Management and leasing fees and commissions	$20,972,000	$12,480,000	$54,048,000	$35,473,000
Operating expenses	(13,473,000)	(7,678,000)	(31,992,000)	(24,411,000)
Operating income	7,499,000	4,802,000	22,056,000	11,062,000
Net income	7,499,000	4,802,000	22,056,000	11,062,000
Add back:
Depreciation and amortization	234,000	40,000	501,000	107,000
EBITDA	$7,733,000	$4,842,000	$22,557,000	$11,169,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account
(Unaudited)
($ in millions)

September 30, 2013
Investment in joint ventures	$742.2
Real estate, net of depreciation	518.0
Mortgage debt	(340.4)
Notes receivable	28.2
Acquired in-place lease values, net of amortization(1)	8.6
Loan pool participations	58.8
Total net investment account	1,015.4
Add back:
Accumulated depreciation and amortization	24.0
Kennedy Wilson's share of accumulated depreciation and amortization included in investment in joint ventures	90.6
Total gross investment account	$1,130.0
(1) Included in other assets.

Net Investment Account Detail as of September 30, 2013
($ in millions)
						Loans Secured by
	Multifamily			Commercial		Real Estate		Residential, Hotel, and Other				Total
Western U.S.	$214.5			$199.5		$84.8		$112.5				$611.3
Other U.S.	0.1			4.3		—		7.9				12.3
Japan	72.2			6.9		—		—				79.1
United Kingdom	—			99.9		57.7		—				157.6
Ireland	48.5			98.6		8.0		—				155.1
Total	$335.3			$409.2		$150.5		$120.4				$1,015.4

						Loans Secured by
	Multifamily			Commercial		Real Estate		Residential, Hotel, and Other
	Units	Properties	Rentable Sq Ft	Properties	Rentable Sq. Ft	Current UPB	# of Loans	Acres	Units	Lots	Hotel Rooms	# of Inv.
Western U.S.	13,144	35	11,576,551	27	4,319,601	$126.5	24	3,406	29	877	170	17
Other U.S.	208	2	165,276	2	355,925	—	—	38	—	—	—	4
Japan	2,410	50	936,000	1	9,633	—	—	—	—	—	—	—
United Kingdom	—	—	—	33	4,017,666	1,106.8	61	—	—	—	—	—
Ireland	749	3	606,711	16	896,853	403.7	126	—	—	—	—	—
Total	16,511	90	13,284,538	79	9,599,678	$1,637	211	3,444	29	877	170	21

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Account
(Unaudited)
($ in millions)

December 31, 2012
Investment in joint ventures	$543.2
Real estate, net of depreciation	289.4
Mortgage debt	(236.5)
Notes receivable	136.6
Acquired in-place lease values, net of amortization (1)	9.3
Loan pool participations	95.6
Total net investment account	837.6
Add back:
Accumulated depreciation and amortization	12.0
Kennedy Wilson's share of accumulated depreciation and amortization included in investment in joint ventures	59.3
Total gross investment account	$908.9
(1) Included in other assets.

Net Investment Account Detail as of December 31, 2012
($ in millions)
	Multifamily			Commercial		Loans Secured by Real Estate		Residential and Other			Total
Western U.S.	$171.7			$167.9		$69.0		$106.9			$515.5
Other U.S.	0.4			3.3		—		10.5			14.2
Japan	102.7			8.6		—		—			111.3
United Kingdom	—			—		120.4		—			120.4
Ireland	22.4			9.5		44.3		—			76.2
Total	$297.2			$189.3		$233.7		$117.4			$837.6

	Multifamily			Commercial		Loans Secured by Real Estate		Residential and Other
	Units	Properties	Rentable Sq. Ft	Properties	Rentable Sq. Ft.	Current UPB	# of Loans	Acres	Units	Lots	# of Inv.
Western U.S.	11,649	31	10,123,838	24	3,976,041	$126.6	33	3,337	44	935	16
Other U.S.	376	3	294,984	4	478,450	—	—	50	43	—	5
Japan	2,410	50	936,000	1	9,633	—	—	—	—	—	—
United Kingdom	—	—	—	—	—	1,481.5	48	—	—	—	—
Ireland	329	2	230,160	1	45,105	634.9	140	—	—	—	—
Total	14,764	86	11,584,982	30	4,509,229	$2,243	221	3,387	87	935	21

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Level Estimated Balance Sheets
(Unaudited)

The following estimated investment level balance sheets represent the estimated combined balance sheets of investments in which Kennedy Wilson has an ownership interest:

	September 30, 2013	December 31, 2012

Assets
Cash and cash equivalents	$123,019,000	$86,659,000
Real estate, net	5,400,259,000	3,569,003,000
Loan Pools	675,816,000	1,070,303,000
Other assets	370,644,000	293,769,000
Total assets	$6,569,738,000	$5,019,734,000
Liabilities and equity
Liabilities
Accounts payable, accrued and other	138,288,000	109,203,000
Notes payable	7,943,000	39,710,000
Mortgage loans payable	3,233,347,000	2,396,600,000
Total liabilities	3,379,578,000	2,545,513,000
Equity
Total equity	3,190,160,000	2,474,221,000
Total liabilities and equity	$6,569,738,000	$5,019,734,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Level Estimated Income Statement
(Unaudited)

The following estimated investment level income statements represent the estimated combined income statements of investments in which Kennedy Wilson has an ownership interest:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue
Rental and other income	$113,902,000	$75,177,000	$301,192,000	$207,742,000
Sale of real estate	112,994,000	4,603,000	177,407,000	255,444,000
Interest income	29,919,000	19,613,000	82,048,000	37,334,000
Total revenue	256,815,000	99,393,000	560,647,000	500,520,000

Operating expenses
Compensation and related expenses	328,000	429,000	1,442,000	1,740,000
Cost of real estate sold	83,176,000	3,882,000	136,122,000	221,517,000
General and administrative	2,230,000	413,000	3,241,000	2,067,000
Depreciation and amortization	36,113,000	21,926,000	94,550,000	62,526,000
Rental operating expenses	46,989,000	30,710,000	128,125,000	83,721,000
Total operating expenses	168,836,000	57,360,000	363,480,000	371,571,000

Operating income	87,979,000	42,033,000	197,167,000	128,949,000

Non-operating income (expense)
Interest expense	(38,130,000)	(23,324,000)	(96,375,000)	(66,876,000)
Other non-operating expense	(7,898,000)	(5,712,000)	(22,059,000)	(11,834,000)
Gain on sale of interest in property	—	19,218,000	—	21,177,000
Acquisition related expenses	(37,667,000)	(1,432,000)	(48,635,000)	(4,600,000)
Acquisition related gain	29,358,000	—	59,447,000	—
Net income	$33,642,000	$30,783,000	$89,545,000	$66,816,000

Kennedy-Wilson Holdings, Inc. and Subsidiaries
2013 Acquisition Activity
(Unaudited)
($ in millions)

Acquisitions
	Three months ended September 30, 2013				Nine months ended September 30, 2013
Real Estate	Multifamily	Commercial	Residential & Other	Total Real Estate	Multifamily	Commercial	Residential & Other	Total Real Estate
Investment	$—	$894.3	$—	$894.3	$608.6	$1,100.6	$19.2	$1,728.4
KW Equity Invested	—	139.7	—	139.7	96.9	194.2	4.4	295.5
		26 properties 3.9 million Sq Ft			6 properties 2,530 units	58 properties 5.2 million Sq Ft	16 lots

	Three months ended September 30, 2013			Nine months ended September 30, 2013
Loans	Discounted Loan Purchases	Loan Originations	Total Loans	Discounted Loan Purchases	Loan Originations	Total Loans
Investment	$131.3	$23.9	$155.2	$865.2	$23.9	$889.1
KW Equity Invested	7.4	14.0	21.4	59.0	14.0	73.0
	72% Discount	10.1% Avg Interest Rate	3 underlying properties	46% Avg Discount	10.1% Avg Interest Rate	146 underlying properties

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Summary: Real Estate
(Unaudited)
($ in millions)

Multifamily
				Net Operating Income (NOI)
	# of Properties	# of Units	Occupancy (1)	YTD Annualized (2)	Debt (3)	Pre-Promote Ownership %	KW Book Equity (1)
Western U.S.	35	13,144	94.1%	$129.6	$1,493.0	38.1%	$214.5
Other U.S.	2	208	88.0	0.3	1.5	5.0	0.1
Japan (4)	50	2,410	95.8	22.9	292.5	40.9	72.2
Ireland (4) (6)	3	749	92.0	9.7	109.3	50.0	48.5
Total	90	16,511	94.2%	$162.5	$1,896.3	39.1%	$335.3

Commercial
				Net Operating Income (NOI)
	# of Properties	Rentable Sq Ft	Occupancy (1)	YTD Annualized (2)	Debt (5)	Pre-Promote Ownership %	KW Book Equity (1)
Western U.S.	27	4,319,601	82.2%	$47.6	$542.8	49.2%	$199.5
Other U.S.	2	355,925	74.9	2.2	23.0	33.5	4.3
Japan (4)	1	9,633	100.0	0.2	—	82.0	6.9
United Kingdom (4)	33	4,017,666	87.5	55.3	340.8	39.3	99.9
Ireland (4) (7)	16	896,853	98.5	37.3	341.0	32.8	98.6
Total	79	9,599,678	85.7%	$142.6	$1,247.6	40.9%	$409.2

Residential, Hotel, and Other
	# of Investments	ResidentialUnits	Total Acres	Residential Lots	Hotel Rooms	Pre-Promote Ownership%	KW Book Equity (1)

Western U.S.	17	29	3,406	877	170	64.6%	$112.5
Other U.S.	4	—	38	—	—	95.8	7.9
Total	21	29	3,444	877	170	66.6%	$120.4

(1) As of September 30, 2013.
(2) Represents year to date NOI on an annualized basis.
(3) Debt represents 100% debt balance against properties as of September 30, 2013.
(4) Estimated foreign exchange rates are ¥98 = $1 USD, €0.74 = $1 USD and £0.62 = $1 USD, related to NOI and debt.
(5) Debt represents 100% debt balance against properties as of September 30, 2013, excluding $5.9 million of partner loans.
(6) Includes the 8.5 acre site and 65 units that are in the process of being completed at Clancy Quay.
(7) Includes the 3.5 acre site adjacent to the State Street building.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Investment Summary: Discounted Loan Purchases and Loan Originations
(Unaudited)
($ in millions)

Discounted Loan Purchases

	Initial # of Loans (1)	Initial UPB (2)	# of Unresolved Loans	Total Collections	Current UPB	Pre-Promote KW Share of Current UPB (net of venture-level debt) (5)	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	79	$460.5	12	$323.2	$67.6	$35.0	$4.4	58.2%	$25.9
United Kingdom (4)	113	3,677.3	61	2,148.0	1,106.8	135.9	47.8	14.4	57.7
Ireland (4)	151	488.2	126	52.3	403.7	40.3	—	10.0	8.0
Total	343	$4,626.0	199	$2,523.5	$1,578.1	$211.2	$52.2	15.2%	$91.6

Loan Originations

	# of Loans	Current UPB	WAV Interest Rate	Venture-level Debt (3)	Pre-Promote Ownership%	KW Book Equity
Western U.S.	12	$58.9	10.0%	$—	100.0%	$58.9
Total	12	$58.9	10.0%	$—	100.0%	$58.9

(1) Represents total number of loans at initial acquisition of respective pools.
(2) Unpaid Principal Balance.
(3) Venture-level debt represents 100% debt balance against loans as of September 30, 2013.
(4) Estimated foreign exchange rate is £0.62 = $1 USD and €0.74 = $1 USD.
(5) Represents the amount of cash we would receive if the loans are resolved at par, excluding our promoted interests.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Same Property Analysis - Multifamily by Region
(Unaudited)
($ in millions)

Same property amounts are calculated as the amounts attributable to properties which have been owned by us directly or through joint ventures during the entire span of both periods compared.

Three Months Ended September 30,	Same Property Units	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	10,728	94.5%	94.5%	—%	$37.5	$35.1	6.8%	$25.3	$23.6	7.2%
Other U.S.	208	88.5	75.0	18.0	0.3	0.2	50.0	0.1	—	—
Japan (1)	2,410	95.1	95.0	0.1	7.8	7.4	5.4	5.9	5.5	7.3
Ireland	210	95.3	94.8	0.5	1.3	1.2	8.3	1.0	0.8	25.0
Same Property Total	13,556	94.5%	94.3%	0.2%	$46.9	$43.9	6.8%	$32.3	$29.9	8.0%

Nine Months Ended September 30,	Same Property Units	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	9,247	94.7%	94.4%	0.3%	$94.1	$88.2	6.7%	$63.8	$58.5	9.1%
Other U.S.	98	90.5	87.9	3.0	0.4	0.3	33.3	0.2	0.2	—
Japan (1)	2,410	95.3	94.3	1.1	23.1	23.2	(0.4)	17.2	16.9	1.8
Ireland	—	—	—	—	—	—	—	—	—	—
Same Property Total	11,755	94.8%	94.3%	0.5%	$117.6	$111.7	5.3%	$81.2	$75.6	7.4%

(1) Estimated foreign exchange rate is ¥98 = $1 USD and €0.74 = $1 USD.

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Same Property Analysis - Commercial by Region
(Unaudited)
($ in millions)

Same property amounts are calculated as the amounts attributable to properties which have been owned by us directly or through joint ventures during the entire span of both periods compared.

Three Months Ended September 30,	Same Property Square Feet	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	2,549,898	85.5%	82.9%	3.1%	$14.2	$12.4	14.5%	$8.3	$7.3	13.7%
Other U.S.	355,925	75.6	69.6	8.6	1.3	1.2	8.3	0.6	0.5	20.0
Japan (1)	9,633	100.0	100.0	—	0.1	0.1	—	0.1	0.1	—
Same Property Total	2,915,456	84.3%	81.3%	3.7%	$15.6	$13.7	13.9%	$9.0	$7.9	13.9%

Nine Months Ended September 30,	Same Property Square Feet	Average % Leased			Rental Revenues			Net Operating Income
2013 vs. 2012	2013	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change

Region:
Western U.S.	2,434,850	83.9%	80.7%	4.0%	$41.2	$35.7	15.4%	$24.8	$21.0	18.1%
Other U.S.	355,925	74.2	69.8	6.3	3.8	3.4	11.8	1.7	1.4	21.4
Japan (1)	9,633	100.0	100.0	—	0.2	0.2	—	0.2	0.2	—
Same Property Total	2,800,408	82.7%	79.4%	4.2%	$45.2	$39.3	15.0%	$26.7	$22.6	18.1%

(1) Estimated foreign exchange rate is ¥98 = $1 USD

Kennedy-Wilson Holdings, Inc. and Subsidiaries
Debt Schedule
(Unaudited)
($ in millions)

	Consolidated Debt				Unconsolidated Asset Level Debt		Total Consolidated Debt + KW Share of Unconsolidated Asset Level Debt
Maturity	Unsecured Corporate Debt		Asset Level Debt (3)	Total	Total	KW Share		Amount Due at Maturity Date (2)
2013	$—		$0.9	$0.9	$62.9	$40.0	$40.9	$42.2
2014	—		11.1	11.1	196.9	110.6	121.7	105.5
2015	—		19.5	19.5	241.6	97.8	117.3	90.7
2016	—		42.3	42.3	249.2	90.3	132.6	111.6
2017	—		32.6	32.6	563.3	241.8	274.4	253.2
2018	—		22.8	22.8	747.1	231.8	254.6	238.2
2019	350.0	(1)	6.1	356.1	143.5	34.4	390.5	379.2
2020	—		122.1	122.1	147.5	62.5	184.5	174.7
Thereafter	95.0		83.0	178.0	540.9	121.5	299.4	286.4
Total	$445.0		$340.4	$785.4	$2,892.9	$1,030.7	$1,815.9	$1,681.7

(1) Represents principal balance of senior notes.
(2) Amount does not reflect extension options.
(3) Includes $5.5 million of debt premium.

Weighted average interest rate (KW Share): 5.1%

Weighted average remaining maturity in years (KW Share): 6.1 years

Kennedy Wilson has exposure to fixed and floating rate debt through its consolidated properties and its joint venture investments. The table below details Kennedy Wilson's total consolidated and unconsolidated asset level debt by interest rate type.

	Fixed Rate Debt	Floating with Interest Rate Caps (4)	Floating without Interest Rate Caps	Total Asset Level Debt (5)
Asset Level Debt	$1,750.7	$989.6	$493.0	$3,233.3

(4) Includes purchase of interest rate cap in October 2013 on $181.6 million of debt.
(5) Represents $340.4 million of consolidated asset level debt and $2.9 billion of unconsolidated asset level debt. 98% of such asset level debt is non-recourse to the Company.